UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2011

CLEANTECH BIOFUELS, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-145939	33-0754902
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7386 Pershing Ave, University City, Missouri	63130
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (314) 862-8670

N/A
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01. Entry into a Material Definitive Agreement.

CleanTech Biofuels, Inc. (the “Company”) issued a promissory note on September 1, 2010 to CMS Acquisition, LLC (“CMS”) in the amount of $100,000 (the “Note”) that was due to mature on February 28, 2011. On February 11, 2011, the Company and CMS entered into an amendment extending the due date to May 15, 2011 while paying $25,000 on the Note and all accrued interest to date.

A copy of the amendment dated February 11, 2011 is attached as Exhibit 10.22 and is incorporated herein by reference. The foregoing description of the amendment is qualified in its entirety by reference to the full text of such agreement.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.22	Amendment dated February 11, 2011 to a Promissory note issued in favor of CMS Acquisition, LLC dated September 1, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CLEANTECH BIOFUELS, INC.

Date: February 16, 2011

By:  /s/ Edward P. Hennessey
Name: Edward P. Hennessey
Title: Chief Executive Officer and President